Exhibit 99.1
                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK


                                                      Chapter 11

      IN RE: BETHLEHEM STEEL CORPORATION, ET AL.,     Case No. 01-15288 (BRL)
                          Debtors                     through 01-15302, 01-15308
                                                      through 01-15315 (BRL)


                         MONTHLY OPERATING STATEMENT FOR
                    THE PERIOD OCTOBER 1 TO OCTOBER 31, 2002


DEBTORS' ADDRESS:                         Bethlehem Steel Corporation
                                          1170 Eighth Avenue
                                          Bethlehem, PA 18016

DISBURSEMENTS:  October 1 to October 31, 2002 (millions):  $337.7
     (see attached schedule for disbursements by Debtor)


DEBTORS' ATTORNEY:                        Weil, Gotshal & Manges LLP
                                          767 Fifth Avenue
                                          New York, NY 10153
                                          Jeffrey L. Tanenbaum (JT 9797)
                                          George A. Davis (GD 2761)

NET LOSS:  October 1 to October 31, 2002 (millions):       $11.4

REPORT PREPARER:                          Bethlehem Steel Corporation


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.


DATE:   November 20, 2002                         /s/ Lonnie A. Arnett
                                                  ------------------------------
                                                  Lonnie A. Arnett
                                                  Vice President, Controller
                                                  and Chief Accounting Officer

                           BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF OPERATIONS
             (dollars and shares in millions, except per share data)


                                                                                          OCTOBER 31, 2002
                                                                                ------------------------------------
                                                                                    MONTH ENDED      TEN MONTHS ENDED
                                                                                 (unaudited)          (unaudited)
                                                                                ---------------     ----------------

       NET SALES                                                                       $ 342.7            $ 3,018.5
                                                                                ---------------     ----------------

       COSTS AND EXPENSES
            Cost of sales                                                                319.4              2,949.6
            Depreciation                                                                  22.0                209.0
            Selling, administration and general expense                                    6.7                 73.8
            Special charges (Note 2)                                                         -                 22.5
                                                                                ---------------     ----------------
       TOTAL COSTS AND EXPENSES                                                          348.1              3,254.9
                                                                                ---------------     ----------------

       LOSS FROM OPERATIONS                                                               (5.4)              (236.4)

       REORGANIZATION ITEMS (Note 3)                                                      (1.5)               (12.2)

       FINANCING EXPENSE - NET (Note 4)                                                   (4.5)               (43.5)
                                                                                ---------------     ----------------

       LOSS BEFORE INCOME TAXES                                                          (11.4)              (292.1)

       BENEFIT FROM INCOME TAXES (Note 5)                                                    -                 10.3
                                                                                ---------------     ----------------

       NET LOSS                                                                          (11.4)              (281.8)

       DIVIDEND REQUIREMENTS ON PREFERRED AND PREFERENCE STOCK                             3.3                 32.9
                                                                                ---------------     ----------------

       NET LOSS APPLICABLE TO COMMON STOCK                                             $ (14.7)            $ (314.7)
                                                                                ===============     ================

       NET LOSS PER COMMON SHARE:
            Basic and Diluted                                                          $ (0.11)             $ (2.40)


       AVERAGE SHARES OUTSTANDING:
            Basic and Diluted                                                            131.0                131.0


The accompanying Notes are an integral part of the Consolidated Financial
Statements. See Note 9 for Consolidated Balance Sheet of the Debtors only.



                           BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                           CONSOLIDATED BALANCE SHEET
                              (dollars in millions)

                                                                                                     OCTOBER 31,
                                                                                                        2002
                                                                                                     (unaudited)
                                                                                                  ------------------

                                     ASSETS
Current Assets:
       Cash and cash equivalents                                                                            $ 112.7
       Receivables - net                                                                                      357.0
       Inventories:
            Raw materials                                                                                     256.0
            Finished and semifinished                                                                         483.9
                                                                                                  ------------------
            Total Inventories                                                                                 739.9
       Other current assets                                                                                    23.1
                                                                                                  ------------------
TOTAL CURRENT ASSETS                                                                                        1,232.7
INVESTMENTS AND MISCELLANEOUS ASSETS                                                                           82.4
PROPERTY, PLANT AND EQUIPMENT - net                                                                         2,706.2
INTANGIBLE PENSION ASSET                                                                                      225.0
                                                                                                  ------------------
TOTAL ASSETS                                                                                              $ 4,246.3
                                                                                                  ==================

                                    LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES:
       Accounts payable                                                                                     $ 159.1
       Accrued employment costs                                                                               101.7
       Secured debt and capital lease obligations - current (Notes 7 and 8)                                   697.7
       Other current liabilities                                                                               75.3
                                                                                                  ------------------
TOTAL CURRENT LIABILITIES                                                                                   1,033.8

SECURED DEBT AND CAPITAL LEASE OBLIGATIONS                                                                     87.8
DEFERRED GAIN AND OTHER LONG-TERM LIABILITIES                                                                 127.9

LIABILITIES SUBJECT TO COMPROMISE (Note 6)                                                                  4,957.5

STOCKHOLDERS' DEFICIT:
       Preferred Stock                                                                                         11.3
       Preference Stock                                                                                         2.0
       Common Stock                                                                                           136.0
       Common Stock held in treasury at cost                                                                  (65.9)
       Additional paid-in capital                                                                           1,909.8
       Accumulated other comprehensive loss                                                                  (833.0)
       Accumulated deficit                                                                                 (3,120.9)
                                                                                                  ------------------
TOTAL STOCKHOLDERS' DEFICIT                                                                                (1,960.7)
                                                                                                  ------------------
TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT                                                               $ 4,246.3
                                                                                                  ==================

The accompanying Notes are an integral part of the Consolidated Financial
Statements. See Note 9 for Consolidated Balance Sheet of the Debtors only.



 BETHLEHEM STEEL CORPORATION

    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (dollars in millions)
                                                                                               OCTOBER 31, 2002
                                                                                ------------------------------------------
                                                                                      MONTH                TEN MONTHS
                                                                                      ENDED                   ENDED

(unaudited) (unaudited)
                                                                                -------------------     ------------------

     OPERATING ACTIVITIES:
           Net loss                                                                        $ (11.4)              $ (281.8)

           Adjustments for items not affecting cash from operating activities:
                Depreciation                                                                  22.0                  209.0
                Recognition of deferred gains                                                 (1.8)                 (18.1)
                Reorganization items                                                           1.5                   12.2
                Special charges                                                                  -                   22.5
                Other - net                                                                    3.6                   12.4
           Working capital (excluding financing and investing activities):
                Receivables                                                                   25.5                  (12.1)
                Inventories                                                                    5.0                  (15.3)
                Accounts payable                                                               3.7                  (17.0)
                Other                                                                         (8.8)                  16.4
           Funding postretirement benefits:
                Pension funding less than expense                                             12.0                  115.7
                Retiree healthcare and life insurance benefit
                  payments less than expense                                                  (1.3)                  34.6
                                                                                -------------------     ------------------
     CASH PROVIDED BY OPERATING ACTIVITIES BEFORE REORGANIZATION ITEMS                        50.0                   78.5
                                                                                -------------------     ------------------

           Reorganization items                                                               (1.5)                 (12.2)
                                                                                -------------------     ------------------
     CASH PROVIDED BY OPERATING ACTIVITIES                                                    48.5                   66.3
                                                                                -------------------     ------------------

     INVESTING ACTIVITIES:
           Capital expenditures                                                              (15.8)                 (90.3)
           Cash proceeds from asset sales                                                      0.3                   26.0
                                                                                -------------------     ------------------
     CASH USED FOR INVESTING ACTIVITIES                                                      (15.5)                 (64.3)
                                                                                -------------------     ------------------

     FINANCING ACTIVITIES:
           Borrowings (Note 8)                                                                   -                   90.6
           Debt and capital lease payments (Note 8)                                           (2.0)                 (60.2)
           Other payments                                                                     (4.6)                 (23.7)
                                                                                -------------------     ------------------
     CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES                                         (6.6)                   6.7
                                                                                -------------------     ------------------

     NET INCREASE IN CASH AND CASH EQUIVALENTS                                                26.4                    8.7
     CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                          86.3                  104.0
                                                                                -------------------     ------------------
                                                     - END OF PERIOD                         112.7                  112.7
     AVAILABLE BORROWING UNDER COMMITTED BANK CREDIT ARRANGEMENTS                            134.2                  134.2
                                                                                -------------------     ------------------

     TOTAL LIQUIDITY AT END OF MONTH                                                       $ 246.9                $ 246.9
                                                                                ===================     ==================

     SUPPLEMENTAL CASH INFORMATION (Note 8):
           Interest and other financing costs, net of amount capitalized                     $ 6.9                 $ 39.3
           Income taxes paid (received)                                                       (0.7)                  (8.7)
           Capital lease obligations incurred                                                    -                    1.9



The accompanying Notes are an integral part of the Consolidated Financial Statements.

 BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)

           NOTES TO OCTOBER 31, 2002 CONSOLIDATED FINANCIAL STATEMENTS
                                   (unaudited)

1. These Consolidated Financial Statements are unaudited and should be read together with audited financial statements in Bethlehem's Annual Report on Form 10-K for the year ended December 31, 2001 and other reports filed with the Securities and Exchange Commission during 2002.

2. During August 2002, Bethlehem announced the permanent closing of a facility for producing large diameter pipe in Steelton, Pennsylvania. As a result, we recorded a $2.5 million charge to account for the required employee benefit costs.

During the second quarter of 2002, Bethlehem personnel attended a meeting requested by representatives from the New York Department of Environmental Conservation (NYDEC) to discuss the contents and timing of a Consent Order to conduct a RCRA Corrective Measures Study and to begin to implement an agreed upon plan of remediation at our closed steel manufacturing facility in Lackawanna, New York. Based upon the information received and the conceptual agreements reached at that meeting, we recorded a $20 million non-cash charge to reflect Bethlehem's most current estimate of the probable remediation costs at Lackawanna. The cash requirements for remediation are expected to be expended over a protracted period of years, according to a schedule to be agreed upon by Bethlehem and the NYDEC.

3. Net costs resulting from reorganization of the businesses have been reported in the statement of operations separately as reorganization items. For the month and the ten-months ended October 31, 2002, the following have been recorded ($ in millions):
                                                  One                Ten
                                                 Month             Months
                                         ------------------- -------------------

    Professional and other fees          $          1.6       $         14.9
    Gains from termination of contracts               -                 (2.0)
    Interest income                                (0.1)                (0.7)
                                         ------------------- -------------------
    Total                                $          1.5       $         12.2
                                         =================== ===================

4. Interest at the stated contractual amount on unsecured debt that was not charged to earnings as a result of our chapter 11 filing was approximately $36 million for the ten-months ended October 31, 2002.

5. The income tax benefit recorded in 2002 represents a $10 million tax refund as a result of the "Job Creation and Workers Assistance Act of 2002" that was enacted on March 8, 2002. The Act provides us the ability to carry back a portion of 2001 Alternative Minimu Tax loss for a refund of taxes paid in prior years that was not previously available. We received the refund in July 2002.

6.Liabilities subject to compromise at October 31, 2002 follows ($ in millions):

                                           October 31,
                                                2002
                                       --------------------

    Other postemployment benefits       $      2,042.3
    Pension                                    1,741.4
    Unsecured debt                               526.7
    Accounts payable                             196.2
    Accrued employment costs                     202.1
    Other accrued liabilities                    172.3
    Accrued taxes and interest                    76.5
                                       --------------------
    Total                               $      4,957.5
                                       ====================

7. Our DIP financing and secured inventory financing arrangement mature on October 15, 2003. Accordingly, the outstanding balances of $280.7 million and $289.9 million, respectively, at October 31, 2002 are now classified as a current liability.

8. In the second quarter of 2002, we acquired the remaining 50% portion of the Columbus Coatings Company (CCC) and Columbus Processing Company (CPC) joint ventures from LTV Steel Corporation. CCC is an automotive quality, hot-dipped galvanized coating line and CPC is a steel slitting facility, both located in Columbus, Ohio. These interests were acquired on June 5, 2002 for cash, a release of LTV's guarantee of CCC's debt and forgiveness of claims against LTV by Bethlehem and CCC. The acquisition was accounted for as a purchase. CCC's and CPC's results are included in the Consolidated Financial Statements from the date of acquisition. Pro-forma amounts for the year are not significant. The value assigned to assets and liabilities acquired follows ($ in millions):

    Property, plant & equipment                                        $155. 3
    Debt and capital lease obligation                                   (105.9)
    Other - net                                                            (.3)
                                                                 ---------------
         Net assets                                                       49.1
    Less:
         Investment in and receivable from
         joint ventures and LTV                                          (46.7)
                                                                 ---------------
    Cash purchase price, net of cash acquired                           $  2.4
                                                                 ===============

CCC's construction costs were financed in part with a loan under a 1999 agreement with a group of lenders. Bethlehem has guaranteed the full amount of the construction loan. Bethlehem provided CCC's lenders with a collateralized letter of credit for $30 million and a mortgage on our corporate headquarters building as additional collateral. In July 2002, CCC lenders used the letter of credit to reduce the outstanding loan balance by $30 million.

Because of our chapter 11 filing, CCC and Bethlehem are in default under the construction loan agreements which would allows the lenders to call the full amount of the loan. We believe that the market value of CCC exceeds the net loan amount. In October, we filed a motion with the Bankruptcy Court requesting approval to refinance with General Electric Capital Corporation the approximate $70 million outstanding construction loan balance. A hearing is scheduled for December 5, 2002.

9. Summarized Consolidated Statement of Operations for the ten-months ended and Balance Sheet as of October 31, 2002 for the Debtors only follows ($ in millions):

    SUMMARIZED CONSOLIDATED STATEMENT OF OPERATIONS
    Net Sales                                                   $      2,976.4
    Costs and Expenses                                                 3,193.0
    Special Charges                                                       22.5
                                                               ----------------
      Loss from Operations                                              (239.1)
    Reorganization Items                                                 (12.2)
    Financing Expense - Net                                              (41.0)
    Equity in Income of Unconsolidated Subsidiaries                        0.2
                                                               ----------------
      Loss Before Income Taxes                                          (292.1)
    Benefit from Income Taxes                                             10.3
                                                               ----------------
      Net Loss                                                          (281.8)
    Dividend Requirements on Preferred and Preference Stock               32.9
                                                               ----------------
      Net Loss Applicable to Common Stock                       $       (314.7)
                                                               ================

    SUMMARIZED CONSOLIDATED BALANCE SHEET

                                     ASSETS
    Current Assets:
      Cash and cash equivalents                                $        100.7
      Receivables - net                                                 345.8
      Inventories                                                       726.8
      Other current assets                                               21.4
                                                               ---------------
    Total Current Assets                                              1,194.7
    Investments and Miscellaneous Assets                                178.0
    Property, Plant and Equipment - net                               2,499.8
    Intangible Pension Asset                                            225.0
                                                               ---------------
    Total Assets                                                $     4,097.5
                                                               ===============

                      LIABILITIES AND STOCKHOLDERS' DEFICIT
    Current Liabilities:
      Accounts payable                                          $       146.9
      Accrued employment costs                                           90.4
      Secured debt and capital lease obligations-current
       (Notes 7 & 8)                                                    627.0
      Other current liabilities                                          61.4
                                                               ---------------
    Total Current Liabilities                                           925.7
    Secured Debt and Capital Lease Obligations                           87.8
    Deferred Gains and Other Long-Term Liabilities                       87.2

    Liabilities Subject to Compromise                                 4,957.5

    Total Stockholders' Deficit                                      (1,960.7)
                                                               ---------------
    Total Liabilities and Stockholders' Deficit                 $     4,097.5
                                                               ===============

                           BETHLEHEM STEEL CORPORATION
    Case No. 01-15288 (BRL) through 01-15302, 01-15308 through 01-15315 (BRL)
                            Monthly Operating Report
                            Schedule of Disbursements


                                                                              Month Ended                Ten Months Ended
       (dollars in thousands)                                                October 31, 2002            October 31, 2002
                                                                        ------------------------    ------------------------
       Bethlehem Steel Corporation                                                     $336,594                  $3,172,631
       Alliance Coatings Company, LLC                                                         0                      23,693
       BethEnergy Mines Inc.                                                                129                       2,361
       Bethlehem Cold Rold Corporation                                                        0                          17
       Bethlehem Development Corporation                                                      0                           0
       Bethlehem Rail Corporation                                                             9                         231
       Bethlehem Steel de Mexico, S.A. de C.V.                                               51                         527
       Bethlehem Steel Export Company of Canada, Limited                                      0                           0
       Bethlehem Steel Export Corporation                                                     0                           0
       BethPlan Corp.                                                                         0                           0
       Chicago Cold Rolling, L.L.C.                                                         698                       5,302
       Eagle Nest Inc.                                                                        0                           1
       Encoat North Arlington, Inc.                                                          29                         206
       Energy Coatings Company                                                               12                          18
       Greenwood Mining Corporation                                                           0                           0
       HPM Corporation                                                                        0                           1
       Kenacre Land Corporation                                                               0                           0
       LI Service Company                                                                   111                       1,183
       Marmoraton Mining Company, Ltd.                                                       10                          63
       Mississippi Coatings Limited Corporation                                               0                       2,576
       Mississippi Coatings Line Corporation                                                  0                          53
       Ohio Steel Service Company, LLC                                                        0                           0
       Primeacre Land Corporation                                                            22                         136

                                                                        ------------------------    ------------------------
                                                                                       $337,665                  $3,208,999


       Note:   Inter-company disbursements are excluded from this schedule.

                          BETHLEHEM STEEL CORPORATION
    CASE NO. 01-15288 (BRL) THROUGH 01-15302, 01-15308 THROUGH 01-15315 (BRL)


           Post petition salaries and wages, including employee withholdings and employer related payroll taxes, have been paid in the ordinary course of business.

Other post petition taxes, including those for sales and use taxes, property taxes and other taxes have been paid in the ordinary course of business.

All insurance policy premiums due, including those for workers compensation and disability insurance have been paid. Accordingly, all such policies remain in force.

Details for the above transactions will be provided to U.S. Trustee upon request.